NATIONWIDE MUTUAL FUNDS Nationwide Money Market Fund

     Supplement dated October 6, 2008
 to the Prospectus dated February 28, 2008 (as revised May 5, 2008)

     On October 3, 2008, the Board of Trustees of Nationwide Mutual Funds approved the participation by the Nationwide Money Market Fund (the “Fund”) in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). Subject to certain conditions and limitations, in the event that the per share value of the Fund falls below $0.995 and the Fund liquidates its holdings, the Program will provide coverage to shareholders in the Fund for up to $1.00 per share for the lesser of either the number of shares the investor held in the Fund at the close of business on September 19, 2008 or the number of shares the investor held the date the per share value fell below $0.995. The Program applies only to shareholders of record who maintain a positive account balance in the Fund from the close of business on September 19, 2008 through the date on which the Fund’s per share value falls below $0.995. Shares acquired by investors after September 19, 2008 generally are not eligible for protection under the Program.

     The Program is funded from assets in the Exchange Stabilization Fund (the “ESF”). Payments to investors under the Program will depend on the availability of assets in the ESF, which, as of the date of this supplement, total approximately $50 billion. The U.S. Department of the Treasury and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.

     Participation in the initial three months of the Program (i.e., until December 18, 2008) requires a payment to the U.S. Department of the Treasury in the amount of 0.01% based on the net asset value of the Fund as of September 19, 2008. This expense will be borne by the Fund without regard to any expense limitation currently in effect for the Fund. The Secretary of the Treasury may extend the Program beyond its initial three-month term through the close of business on September 18, 2009. If the Program is extended, the Board of Trustees of the Fund will consider whether to continue to participate.

     You can contact the Fund at 1-800-848-0920 for more information regarding the Fund’s participation in the Program.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE